                                Exhibit 10.10(e)
                 FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------

         This Fifth Amendment to Loan and Security Agreement (the "Fifth Amendment") is made as of this 10th day of May, 2000 by and between

                  Fleet Retail Finance Inc., formerly known as BankBoston Retail Finance Inc. (in such capacity, herein the "Agent"), a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109, as agent for the ratable benefit of the "Lenders", who are party to the Agreement (defined below)

                  and

                  Back Bay Capital Funding LLC, a Delaware Limited Liability Company with offices at 40 Broad Street, Boston, Massachusetts 02109 (the "Term Lender")

                  and

                  Drug Emporium, Inc. (hereinafter, the "Borrower"), a Delaware corporation with its principal executive offices at 155 Hidden Ravines Drive, Powell, Ohio 43065 in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                              W I T N E S S E T H:

         WHEREAS, on October 28, 1998 the Agent, the Lenders and the Borrower entered in a certain Loan and Security Agreement, as amended by a First Amendment to Loan and Security Agreement dated May 11, 1999, a Second Amendment to Loan and Security Agreement dated September 15, 1999, a Third Amendment to Loan and Security Agreement dated December 10, 1999, and a Fourth Amendment to Loan and Security Agreement dated March 8, 2000, 1999 (the "Agreement"); and

         WHEREAS, the Borrower, the Agent, the Lenders, and the Term Lender desire to amend certain of the provisions of the Agreement;

         NOW, THEREFORE, it is hereby agreed among the Agent, the Lenders, the Term Lender, and the Borrower as follows:

         1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

                                      -1B

         2. Amendment to Article 1. The definition of "Availability Reserves" contained in Article 1 of the Agreement is hereby amended by the addition of the following subparagraphs thereto:

                  (ix) all Accounts processed by McKesson Corporation, McKesson Pay Systems, Inc., or any entity related thereto.

                  (x) If the value of the Borrower"s Acceptable Inventory, valued at cost, falls below $180,000,000.00, 10 percent of the amount of Acceptable Inventory less then $180,000,000.00.

                  (xi) If the value of the Borrower"s Acceptable Accounts falls below $12,000,000.00, 80 percent of the Amount of Acceptable Accounts less than $12,000,000.00.

         3. Amendment to Article 1: Article 1 of the Agreement is hereby amended by deleting the definition of "EBITDA" and replacing it with the following:

         "EBITDA":The Borrower's earnings (exclusive of one time noncash nonrecurring gains or losses arising subsequent to February 27, 2000), before interest, taxes, depreciation, and amortization, each as determined in accordance with GAAP, applying a FIFO convention to the cost of goods sold provision within earnings. Any increase in an asset investment account (or reduction in a liability investment account) related to E-Commerce shall be subtracted from EBITDA, to the extent that the Borrower"s calculation of EBITDA does not otherwise make such subtraction.

         4. Amendment to Article 1. Article 1 of the Agreement is hereby amended by deleting the definition of "Libor Margin" and replacing it with the following:


         "LIBOR MARGIN":   (a)     Until Section (b) of this Definition is in
                           effect: 200 basis points.
                                    (b) Commencing June 2000, the Libor Margin
                           shall be reset monthly (commencing with the Business
                           Day after the Agent"s receipt of the Pricing
                           Certificate (Section 5-6(a)(i)(E)) for loans initiated on or after the date when so set, that is to say Libor contracts in effect at the time of increases/decreases in margin will remain at the margin originally utilized when the contract was opened. The margin in effect at a given time will apply to contracts opened at that time, and shall be based upon the following pricing grid: LIBOR MARGIN
                           PRICING GRID

----------------------------------------------------------------------------
                                                                     MARGIN
                                       TRAILING/ROLLING 12 MONTH     (BASIS
TIER  FIXED CHARGE RATIO               AVERAGE EXCESS AVAILABILITY   POINTS)
----------------------------------------------------------------------------
I     Equal or Greater than 1.7        Equal or Greater than         125
                                       $20,000,000.00
----------------------------------------------------------------------------
II    Equal or Greater than 1.7        Less than $20,000,000.00      150
----------------------------------------------------------------------------
III   less than 1.7 and greater than   N/A                           150
      1.25
----------------------------------------------------------------------------
IV    less than 1.25 and greater       N/A                           200
      than 1.0
----------------------------------------------------------------------------
V     less than or equal to 1.0        N/A                           225
----------------------------------------------------------------------------

                                      -2B

         5. Amendment to Article 1. Article 1 of the Agreement is hereby amended by deleting the definition of "Term Loan Maturity Date" and replacing it with the following:

         "Term Loan Maturity Date": May 1, 2002.

         6. Amendment to Article 2A. Section 2A-1 of the Agreement is hereby amended to read as follows:

         2A-1. Commitment to Make Term Loan.

                  (1) Subject to satisfaction of all conditions precedent by on or prior to the date of this Agreement, the Borrower shall borrow from the Term Lender and the Term Lender shall lend to the Borrower the sum of $12,500,000.00 (the "TERM LOAN"), repayable with interest as provided herein.

                  (2) The proceeds of the Term Loan shall be used to provide working capital support for E-Commerce and for general working capital purposes.

         7. Replacement of Term Note. The Term Note annexed to the Agreement as
EXHIBIT 2A-2 is replaced with the Term Note annexed hereto as EXHIBIT 2A-2.

         8. Amendment to Article 2A. Section 2A-3(b)(i)(3) of the Agreement is hereby amended to read as follows:

                  (3) EBITDA for the then most recent 12 month period, shall not be less than (i) $18 Million, excluding E-Commerce for the entire period if E-Commerce was sold at the time of calculation, or (ii) $7 Million if E-Commerce was not sold at the time of calculation.

         9. Amendment to Article 2A. Section 2A-3(c) of the Agreement is hereby amended to read as follows:

                  (c) The Borrower shall pay the Agent, for the account of the Term Lender, the "TERM LOAN EARLY TERMINATION FEE" (so referred to herein) equal to $1,375,000.00 less the Additional Term Loan Commitment Fee (as defined herein), and, with respect to all payments made after May 10, 2000, all paid and accrued and unpaid (but only if paid when due and payable) Current Pay Interest, and PIK Interest (but only if paid when due and payable), not to be less than $0. To the extent of any partial prepayments of the

                                      -3B

         Term Loan, which shall only be made in the amount of $2,500,000 or greater, such Term Loan Early Termination Fee shall be paid on a pro rata basis at the time of partial prepayment, based upon the percentage of the Term Loan prepaid. In no event shall the Term Loan be prepaid prior to December10, 2000.

         10. Amendment to Article 2A. Section 2A-4(a) of the Agreement is hereby amended to read as follows:

         2A-4. Interest On The Term Loan.

                  (1) The unpaid principal balance of the Term Loan shall bear interest, until repaid, fixed at 15% per annum, payable as follows:

                           (i) Interest on the unpaid principal balance of the
                  Term Loan, equal to 12.5% per annum ("CURRENT PAY INTEREST") shall be payable monthly in arrears, on the first day of each month, and on the Term Loan Maturity Date.

                           (ii) Accrued Interest on the unpaid principal balance
                  of the Term Loan, equal to 2.5% per annum ("PIK INTEREST") , shall be added to the then unpaid principal balance of the Term Note quarterly, on the first day of each April, July, October, and January hereafter.

                  (b) Following the occurrence of any Event of Default (and whether or not Acceleration has taken place), at the direction of the Term Lender, Current Pay Interest shall be 14.5% per annum and PIK Interest shall remain at 2.5% per annum.

         11. Amendment to Article 2A. Article 2A of the Agreement is hereby amended by the addition of the following Section 2A-7:

                  2A-7. Term Loan Annual Fee. As compensation for the Term Lender's having committed to increase and extend the term of the Term Loan, on May 10, 2000 the Term Lender shall have earned and the Borrower shall pay the Term Loan Annual Fee of 2.5% of the principal balance of the Term Loan outstanding on May 10, 2001.

         12. Amendment to Article 5. Effective as of February 26, 2000, Section 5-12 of the Agreement is hereby amended to read as follows:

                  (a) EBITDA: The Borrower shall not permit or suffer its EBITDA, tested as of the last day of each fiscal quarter on the basis set forth below, to be less than the following:

                          MINIMUM CONSOLIDATED EBITDA:
                              "()" Denotes Negative
--------------------------------------------------------------------------------
 BASIS TESTED                                                 MINIMUM EBITDA
--------------------------------------------------------------------------------
                     Quarter Ending February, 2000             ($10,200,000)
--------------------------------------------------------------------------------
                     Two Quarters Ending May, 2000             ($15,994,362)
--------------------------------------------------------------------------------
                Three Quarters Ending August, 2000             ($18,089,773)
--------------------------------------------------------------------------------
               Four Quarters Ending November, 2000             ($20,965,521)
--------------------------------------------------------------------------------
               Four Quarters Ending February, 2001              ($5,956,307)
--------------------------------------------------------------------------------

                                      -4B

For fiscal quarters thereafter, minimum EBITDA shall be established based upon reasonable projections prepared by the Borrower and agreed upon by the Agent.

In the event that E-Commerce is not consolidated with the Borrower for the purpose of calculating EBITDA then the covenants described above shall be reset at a minimum of 80 percent of reasonable projections to be prepared by the Borrower and agreed upon by the Agent.

In the event that the Borrower fails to furnish projections to the Agent or, if furnished, the Agent and the Borrower fail to agree to any proposed projections, then until the Borrower and the Agent reach agreement as to any projections the Borrower shall at all times maintain minimum Availability, after giving effect to all then held checks (if any); accounts payable which are beyond credit terms then accorded the Borrower and overdrafts of not less than $10,000,000.00.

         13. CAPITAL EXPENDITURES The Borrower will not suffer or permit its Capital Expenditures to exceed the following:

                           CAPITAL EXPENDITURES
         ----------------------------------------------------------------
         Fiscal Year Ending                       Maximum for fiscal Year
         ----------------------------------------------------------------
         February, 2001                           $8,500,000
         ----------------------------------------------------------------
         February, 2002                            9,000,000
         ----------------------------------------------------------------
         February, 2003                            9,500,000
         ----------------------------------------------------------------

         14. Amendment to Article 5. Section 5-13 of the Agreement is hereby amended to read as follows:

                  5-13. Value of Collateral. The value of the Borrower"s Acceptable Inventory calculated at Cost shall at all times be equal to or greater than $170,000,000.00. The value of the Borrower"s Acceptable Accounts shall at all times be equal to or greater than $10,000,000.00

         15. Amendment to Article 5. Article 5 is hereby amended by the addition of the following Section 5-14 thereto:

                  5-14. Minimum Excess Availability. Availability after giving effect to all then held checks (if any); accounts payable which are beyond credit terms then accorded the Borrower and overdrafts shall not be less than $15,000,000.00, measured on a rolling thirty (30) day average basis.

         16. Waiver of Compliance with Sections 4-18, 4-19, 4-20 and 4-23. The Lenders waive compliance by the Borrower with the terms of Sections 4-18, 4-19, 4-20 and 4-23 of the Agreement in connection with the investments in and/or loans to be made in connection with the continued operation

                                      -5B
of Borrower's commerce business ("E-Commerce", which term includes DrugEmporium.com Inc. and the business to be carried on by it), including without limitation, any amount invested in, advanced to or paid or incurred by or on behalf of E-Commerce up to a maximum aggregate amount of $30,500,00.00. No further amounts shall be advanced to E-COMMERCE directly or indirectly, including by way of any additional trade support.

         17. Additional Tem Loan Commitment Fee. As compensation for the Term Lender's having committed to increase the Term Loan from $7,500,000.00 to $12,500,000.00, the Term Lender has earned the Additional Term Loan Commitment Fee (so referred to herein) of $150,000.00, payable at closing.

         18. Amendment Fee. As compensation for the Revolving Credit Lenders' having committed to enter into this Fifth Amendment the Borrower shall pay to the Agent for the benefit of the Revolving Credit Lenders, at closing, an amendment fee in the amount of $165,000.00.

         19. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Agreement and of the other Loan Documents remain in full force and effect. Furthermore, except as provided herein, all warranties and representations made in the Agreement and in the other Loan Documents remain in full force and effect. The Borrower hereby ratifies and confirms that the grant of security interest set forth in Article 8 of the Agreement is intended to constitute a grant of security interest in favor of the Agent on behalf of all Lenders, including, without limitation, the Term Lender.

         20. Conditions to Effectiveness. This Fifth Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent and the Lenders:

         (1) This Fifth Amendment shall have been duly executed and delivered by the respective parties hereto.

         (2)      No Suspension Event shall have occurred and be continuing.

         (3) The Borrower shall have provided such additional instruments and documents to the Agent as the Agent and the Agent's counsel may have reasonably requested.

         (4) The Agent shall promptly notify the Borrower when such conditions are satisfied.

         (5) The Borrower shall have paid to the Agent for the account of the Term Lender, the Additional Term Loan Commitment Fee.

         (6) Availability after giving effect to all then held checks (if any); accounts payable which are beyond credit terms then accorded the Borrower, any overdrafts, and the funding of the Term Loan, shall not be less than $25,000,000.00.

         (7)      The Borrower shall have furnished the Agent with

                                      -6B
                  corporate resolutions authorizing the execution of this Amendment and the documents contemplated herein.

         21. Miscellaneous.

         (8) This Fifth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

         (9) This Fifth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

         (10) Any determination that any provision of this Fifth Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Fifth Amendment.

         (11) The Borrower shall pay on demand all costs and expenses of the Agent, including, without limitation, reasonable attorneys' fees, in connection with the preparation, negotiation, execution and delivery of this Fifth Amendment.

         (12) The Borrower warrants and represents that the Borrower has consulted with independent legal counsel of the Borrower's selection in connection with this Fifth Amendment and is not relying on any representations or warranties of any Lender or the Agent or their respective counsel in entering into this Fifth Amendment.

                                      -7B

         IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to Loan and Security Agreement to be executed by their duly authorized officers as a sealed instrument as of the date first above written.


                                        DRUG EMPORIUM, INC.
                                                       ("Borrower")

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________


                                        FLEET RETAIL FINANCE INC.
                                                             ("Agent")


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________


                                  The "LENDERS"

                                        FLEET RETAIL FINANCE INC.


                                            By:_________________________________

                                    Print Name:_________________________________

                                         Title:_________________________________

                                      -8B

                                        NATIONAL CITY COMMERCIAL FINANCE, INC.


                                            By:_________________________________

                                    Print Name:_________________________________

                                         Title:_________________________________

                                        AMERICAN NATIONAL BANK AND
                                        TRUST COMPANY OF CHICAGO


                                            By:_________________________________

                                    Print Name:_________________________________

                                         Title:_________________________________


                                        LASALLE BUSINESS CREDIT, INC.


                                            By:_________________________________

                                    Print Name:_________________________________

                                         Title:_________________________________


                                        BACK BAY CAPITAL FUNDING LLC


                                            By:_________________________________

                                    Print Name:_________________________________

                                         Title:_________________________________


                                      -9B